UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2004

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Jianguomen Nei Avenue

Bright China Chang An Building

Tower 2, Room 1519

Beijing 100005

People’s Republic of China

(011) 8610-6510-2160

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(a)	Exhibits.

99.1	Press Release dated February 2, 2004.

99.2	Transcriptof year-end and fourth fiscal quarter earnings conference call (excluding question and answer portion).

Item 12.	Results of Operations and Financial Condition.

On February 2, 2004, Sohu announced its earnings results for the year and quarter ended December 31, 2003. A copy of the press release issued by Sohu regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, on February 2, 2004, Sohu’s management team hosted a conference call to discuss the earnings press release. A transcript of the call (excluding the question and answer portion of the call) is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

During the question and answer portion of the call, Sohu also disclosed that:

•	It has ten million wireless subscribers. Sohu hereby clarifies that this is the approximate number of persons who have registered for its wireless services since inception; and

•	With respect to the reason for its wireless revenues not increasing, Sohu explained that users are switching from SMS-enabled phones to MMS-enabled phones. It takes time for people to learn how to use the MMS applications, but meanwhile they become inactive users for SMS products, and Sohu needs to cancel the inactive subscriptions. However, as the application becomes more mainstream and easier to use, Sohu expects its MMS services will show more growth momentum (in the latter part of 2004). In addition, Sohu explained that the churn rate for some of its mature products such as online dating has increased. The company hopes to find new subscribers for new products to replace the churn rate of these mature products.

Safe Harbor Statement

This current report on 8-K contains forward-looking statements. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them.

Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement and reference should be made to this filing and our other filings with the Securities and Exchange Commission. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.

Potential risks and uncertainties include, but are not limited to, our historical and future losses, limited operating history, uncertain regulatory landscape in the People’s Republic of China, fluctuations in quarterly operating results, and the company’s reliance on online advertising sales, e-subscriptions (most of which are collected from a few mobile telecom operators) and e-commerce for its revenues. Further information regarding these and other risks is included in our registration statement on Form S-3 filed with the Securities and Exchange Commission on December 23, 2003 and in our other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHU.COM INC.

DATED: February 5, 2004

By:	/s/ Derek Palaschuk

Derek Palaschuk Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 2, 2004.

99.2	Transcript of year-end and fourth fiscal quarter earnings conference call (excluding question and answer portion).